Exhibit 10.1

FIRST AMENDMENT AND CONSENT TO LOAN AGREEMENT

DATED as of November 15, 2021

AMONG:	DIRTT ENVIRONMENTAL SOLUTIONS LTD., and DIRTT ENVIRONMENTAL SOLUTIONS, INC., as Borrowers

AND:	ROYAL BANK OF CANADA, as Lender

PREAMBLE

WHEREAS the Borrowers and the Lender entered into that certain Loan Agreement dated as of February 12, 2021 (as may be amended, restated, supplemented, revised, replaced or otherwise modified from time to time, the “Loan Agreement”);

AND WHEREAS DIRTT Environmental Solutions Ltd. desires to issue new convertible unsecured subordinated debentures in a principal amount not to exceed $50,000,000 (the “Offering”);

AND WHEREAS the Borrowers have requested that the Lender consent to the Offering and amend certain provisions of the Loan Agreement to accommodate the Offering, but, in each case, only to the extent and subject to the limitations set forth in this Amendment;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

ARTICLE II – CONSENT

2.1

In reliance upon the representations and warranties of each Borrower set forth in Article V below and subject to the satisfaction of the conditions precedent set forth in Article VI below the Lender hereby consents to the Offering.

ARTICLE Ill – AMENDMENTS TO THE LOAN AGREEMENT

3.1	Schedule A (Definitions) of the Loan Agreement is hereby amended by deleting the defined term “Convertible Debentures” and replacing it with the following:

“Convertible Debentures” means (i) the convertible unsecured subordinated debentures of the Canadian Borrower in a principal amount of $40,250,000 issued pursuant to a first supplemental indenture dated as of January 25, 2021; and (ii) the convertible unsecured subordinated debentures of the Canadian Borrower in a principal amount not to exceed $50,000,000 to be issued pursuant to a second supplemental indenture dated on or about November 2021.”

ARTICLE IV – CONDITIONS TO EFFECTIVENESS

4.1	This Amendment shall become effective upon the Borrowers delivering to the Lender each of the following (such date being referred to herein as the “Effective Date”):

(a)	an executed copy of this Amendment by PDF copy transmitted via e-mail or telecopier; and

(b)	a copy of the trust indenture dated January 25, 2021 and the first supplemental indenture dated January 25, 2021.

ARTICLE V – REPRESENTATIONS AND WARRANTIES

5.1	Each Borrower represents and warrants to the Lender that the following statements are true, correct and complete:

(a)

Authorization, Validity, and Enforceability of this Amendment. Each Borrower has the corporate power and authority to execute and deliver this Amendment. Each Borrower has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize the execution and delivery of this Amendment. This Amendment has been duly executed and delivered by the Borrowers and this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Each Credit Party’s execution and delivery of this Amendment does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Borrowers by reason of the terms of (a) any contract, mortgage, hypothec, lien, lease, agreement, indenture, or instrument to which any of the Borrowers is a party or which is binding on any of them, (b) any requirement of law applicable to the Borrowers, or (c) the certificate or articles of incorporation or amalgamation or bylaws of the Borrowers.

(b)

Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against the Borrowers or any Subsidiaries of this Amendment except for such as have been obtained or made and filings required in order to perfect and render enforceable the Lender’s security interests.

(c)

Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in the Loan Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

(e)

Security. All security delivered to or for the benefit of the Lender pursuant to the Loan Agreement and the other Loan Documents remains in full force and effect and secures all Obligations of the Borrowers under the Loan Agreement and the other Loan Documents to which they are a party.

ARTICLE VI – MISCELLANEOUS

6.1

Each Borrower (i) reaffirms its Obligations under the Loan Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Loan Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.

6.2

The execution, delivery and performance of this Amendment shall not, except as expressly provided for herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other document.

6.3

Each Borrower acknowledges and agrees that it has read and is fully informed and satisfied with all the terms and conditions of this Amendment and has had the opportunity to obtain independent legal advice in connection therewith.

6.4

This Amendment shall be governed by, and construed in accordance with, the internal laws of the Province of Alberta and the federal laws of Canada applicable therein without regard to the principles of conflict of laws.

6.5

This Amendment and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment and such other Loan Document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment or any other Loan Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transaction Acts (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Lender may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

[The next pages are the signature pages]

DATED as of the date first stated above.

Lender:	ROYAL BANK OF CANADA,
by its attorneys,

	Per:	/s/ Sariina Maier
Name: Sariina Maier
Vice-President, Corporate Client Group – Asset Based Lending

	Per:	/s/ Jennifer Guo
Name: Jennifer Guo
Director, Corporate Client Group – Finance

Signature Page to First Amendment and Consent

Borrower:
DIRTT ENVIRONMENTAL SOLUTIONS LTD.

	Per:	/s/ Geoffrey Krause
		Name:	Geoffrey Krause
		Title:	CFO

Borrower:
DIRTT ENVIRONMENTAL SOLUTIONS, INC.

	Per:	/s/ Charles Kraus
		Name:	Charles Kraus
		Title:	CFO

Signature Page to First Amendment and Consent